Statement of Additional Information Supplement	June 28, 2021

Putnam Mortgage Securities Fund – Statement of Additional Information dated January 30, 2021

Effective July 1, 2021, the paragraph Fund-specific expense limitation, in the section Charges and expenses, is restated as follows:

Fund-specific expense limitation. Prior to July 1, 2021, Putnam Management had contractually agreed to waive fees and/or reimburse expenses of the fund to the extent that the total annual operating expenses of the fund (excluding payments under the fund’s distribution plans, investor servicing contract, brokerage, interest, taxes, investment-related expenses (including borrowing costs, i.e., short selling and lines of credit costs), extraordinary expenses and acquired fund fees and expenses), would exceed an annual rate of 0.32% of the fund’s average net assets. This obligation may be modified or discontinued only with the approval of the Board of Trustees. Effective July 1, 2021, this fund-specific expense limitation was terminated. Please see “Management – The Management Contract – General expense limitation” in Part II of this SAI for a description of another expense limitation.

SAI STICKER - 6/21